                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 23, 2001.



                                    /s/ Erica Farber
                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 27, 2001.




                                    --------------------------------------------
                                    Erica Farber

                                    /s/ Kenneth F. Gorman
                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 23, 2001.




                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman

                                    /s/ Philip Guarascio
                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 27, 2001.



                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio

                                    /s/ Larry E. Kittelberger
                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 30, 2001.



                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger

                                    /s/ Luis G. Nogales
                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 30, 2001.




                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales

                                    /s/ Lawrence Perlman
                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 30, 2001.




                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman

                                    /s/ Richard A. Post
                                    ------------------------------------
                                    Richard A. Post


                                    ------------------------------------
                                    Stephen B. Morris

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned, a Director of Arbitron Inc. (the "Company"), a Delaware corporation, does hereby make, nominate and appoint WILLIAM J. WALSH and DOLORES
L. CODY, and each of them, to be my attorney-in-fact for three months from the date hereof, with full power and authority to execute for and on behalf of the undersigned the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; provided that such Form 10-K is first reviewed by the Audit Committee of the Board of Directors of the Company and by my attorney-in-fact, and his/her name, when thus signed, shall have the same force and effect as though I had manually signed such Form 10-K.

        I have signed this Power of Attorney as of March 30, 2001.




                                    --------------------------------------------
                                    Erica Farber


                                    ------------------------------------
                                    Kenneth F. Gorman


                                    ------------------------------------
                                    Philip Guarascio


                                    ------------------------------------
                                    Larry E. Kittelberger


                                    ------------------------------------
                                    Luis G. Nogales


                                    ------------------------------------
                                    Lawrence Perlman


                                    ------------------------------------
                                    Richard A. Post

                                    /s/ Stephen B. Morris
                                    ------------------------------------
                                    Stephen B. Morris